EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C SECTION 1350)

In connection with the Quarterly Report of Ionix Technology, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2016, as filed with the Securities and Exchange Commission (the “Report”), Doris Zhou, the Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge:

(1)	The Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Date: May 13, 2016	By:	/s/ Doris Zhou
Chief Financial Officer, Ionix Technology, Inc.